                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(A)
                     of the Securities Exchange Act of 1934

                                                          X
Filed by the Registrant                                 -----

Filed by a Party other than the Registrant              -----

Check the appropriate box:

-----        Preliminary Proxy Statement

             Confidential, for use of the Commission Only (as permitted by
-----        Rule 14a-6(e)(2)

             Definitive Proxy Statement
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  X           Definitive Additional Materials
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             Soliciting Material Pursuant to ss.240.14a-l l(c) or ss.240.14a-12
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                        American Century Investment Trust

                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

  X           No fee required.
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              Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
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              Fee paid previously with preliminary materials.
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November 7, 2003

Diversified Bond Investor: Your Vote Will Make a Difference

The Fund's records indicate that you have not voted your shares. Please know we are counting on your vote. In order for your vote to be represented, we must receive your instructions at or before the meeting on Friday, November 21, 2003.

Please vote now using one of these three easy voting methods:

o    By Phone: Please refer to the "800" number printed on your proxy card.

o    By Internet:  Visit www.proxyvote.com and enter the 12-digit control number located on your proxy card.

o    By Mail:  Simply return your signed proxy card in the enclosed postage paid envelope.